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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
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                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported): August 13, 2002


                             BIOSPHERE MEDICAL, INC.
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             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
 -------------------------          ------------              -----------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

     On August 13, 2002, BioSphere Medical, Inc. issued a press release (which is attached hereto as Exhibit 99.1) announcing the election of Paul A. Looney as President and Chief Executive Officer.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

    Exhibit 99.1    The Registrant's Press Release dated August 13, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BIOSPHERE MEDICAL, INC.
                                           (Registrant)





Date:       August 13, 2002            By: /s/ Robert M. Palladino
                                           ________________________________
                                           Vice President and
                                           Chief Financial Officer




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EXHIBIT INDEX


Exhibit
Number                            Description
______                    ______________________________

99.1                      The Registrant's Press Release
                          dated August 13, 2002